Financial Instruments	12 Months Ended
Mar. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial instruments
20.	Financial instruments:
(a)	Financial instruments – carrying values and fair values:

Financial assets and liabilities measured at fair value on a recurring basis are the investment in Acasti Pharma Inc. (“Acasti”) and contingent consideration (refer to note 4).

As at March 31, 2020, the Corporation has 1,000,000 common shares of Acasti (5,064,694 as at March 31, 2019). The fair value of the investment in Acasti was determined to be $530,000 or $0.53 per share as at March 31, 2020 ($6,837,337 or $1.35 per share as at March 31, 2019). During the year ended March 31, 2020, 2,100,000 Acasti shares held by the Corporation were transferred to settle a litigation with a Former CEO (refer to note 12 (b)) with a change in fair value loss of $525,000 and 1,964,694 Acasti shares held by the Corporation were sold for net proceeds of $5,317,770 and a change in fair value loss of $896,313. The net change in fair value of the investment including any gain or loss on the transfer or sale of the shares amounted to a $1,320,431 gain (2019 - $251,597 gain), for the year ended March 31, 2020 and was recognized in other comprehensive income (loss).

The Corporation has determined that the carrying values of its short-term financial assets and liabilities approximate their fair value given the short-term nature of these instruments. The carrying value of the short-term investment also approximates its fair value given the short-term maturity of the reinvested funds. For variable rate loans and borrowings, the fair value is considered to approximate the carrying amount.

The fair value of the fixed rate loans and borrowings and long-term payable is determined by discounting future cash flows using a rate that the Corporation could obtain for loans with similar terms, conditions and maturity dates. The fair value of these instruments approximates the carrying amounts and was measured using level 3 inputs.

(b)	Management of risks arising from financial instruments:

In the normal course of business, the Corporation is subject to various risks relating to credit, foreign exchange, interest rate and liquidity. The Corporation manages these risk exposures on an ongoing basis. The Corporation’s management is responsible for determining the acceptable level of risk and only uses derivative financial instruments to manage existing or anticipated risks, commitments or obligations based on its past experience. The following analysis provides a measurement of risks arising from financial instruments.

(i)	Credit risk:

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Corporation’s trade receivables. The Corporation may also have credit risk relating to cash and cash equivalents and short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Corporation’s credit exposure at the reporting date. The Corporation’s trade receivables and credit exposure fluctuate throughout the year. The Corporation’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.

As at March 31, 2020, two customer accounted for respectively 13.3% and 11.4% of total trade accounts included in trade and other receivables. As at March 31, 2019, one customer accounted for 23.3% of total trade accounts included in trade and other receivables.

Most of the Corporation's customers are distributors for a given territory and are privately-held and publicly owned companies. The profile and credit quality of the Corporation’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Corporation to limit or discontinue conducting business with that customer, require the Corporation to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.

Customers do not provide collateral in exchange for credit, except in unusual circumstances. Receivables from selected customers are covered by credit insurance, with coverage amount usually of 90% of the invoicing, with the exception of some customers under specific terms. The information available through the insurers is the main element in the decision process to determine the credit limits assigned to customers.

The Corporation’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Corporation has established various internal controls designed to mitigate credit risk, including a credit analysis by the insurer which recommends customers' credit limits and payment terms that are reviewed and approved by the Corporation. The Corporation reviews periodically the insurer's maximum credit quotation for its customers. New customers are subject to the same process as regular customers. The Corporation has also established procedures to obtain approval by senior management to release goods for shipment when customers have fully-utilized approved insurers credit limits. From time to time, the Corporation will temporarily transact with customers on a prepayment basis where circumstances warrant. The Corporation’s credit controls and processes cannot eliminate credit risk.

The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2020 and 2019 were as follows:

	March 31,	March 31,
	2020	2019

Current	$5,744,599	$3,872,893
Past due 0-30 days	930,050	792,910
Past due 31-120 days	1,993,731	27,885
Past due over 121 days	891,888	812,770
Trade receivables	9,560,268	5,506,458

Less expected credit loss	(723,623)	(616,846)
	$8,836,645	$4,889,612

The Corporation recognizes an impairment loss allowance under IFRS 9 based on expected credit losses on trade accounts receivable. In its assessment, management estimates the expected credit losses based on actual credit loss experience and informed credit assessment, taking into consideration current conditions and forward-looking information.

The movement in expected credit loss in respect of trade receivables was as follows:

	March 31,	March 31,
	2020	2019

Balance, beginning of year	$616,846	$605,964
Bad debt expenses	132,283	5,952
Foreign exchange loss	8,896	4,930
Reversal of the expected credit loss	(34,402)	—
Balance, end of year	$723,623	$616,846

As at March 31, 2020, the expected credit loss on other receivables is $45,587 (2019 - $43,275).

(ii)	Foreign exchange rate risk:

The Corporation is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Corporation's business transactions denominated in currencies other than the Canadian dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Corporation's operating results.

Approximately 35% (2019 - 67%) of the Corporation’s revenues are in US dollars. Most of the expenses, including for the purchase of raw materials are made in US dollars. There is a financial risk related to the fluctuation in the value of the US dollar in relation to the Canadian dollar.

The following table provides an indication of the Corporation’s significant foreign exchange currency exposures as stated in Canadian dollars at the following dates:

		March 31,		March 31,
		2020		2019
	EURO	US$	EURO	US$

Cash and cash equivalents	$5,936	$8,422,874	$9,736	$623,698
Trade and other receivables	—	4,224,026	-	2,853,473
Trade and other payables and lease liabilities	(51,852)	(7,115,681)	(263,232)	(1,303,107)
Long-term payables	—	(448,554)	—	(111,686)
	$(45,916)	$5,082,665	$(253,496)	$2,062,378

The following exchange rates are those applicable for the years ended March 31, 2020 and 2019:

		March 31,		March 31,
		2020		2019
	Average	Reporting	Average	Reporting

US$ per CAD	1.3306	1.4062	1.3122	1.3349
EURO per CAD	1.4784	1.5511	1.5192	1.4975

Based on the Corporation’s foreign currency exposures noted above, varying the above foreign exchange rate to reflect a 5% strengthening of the US dollar would have increased (decreased) the net loss as follows, assuming that all other variables remained constant:

		March 31,		March 31,
		2020		2019
	EURO	US$	EURO	US$

Increase (decrease) in net profit	$(2,296)	$254,132	$(12,675)	$103,118

An assumed 5% weakening of the foreign currency would have had an equal but opposite effect on the basis that all other variables remained constant.

(iii)	Interest rate risk:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates.

The Corporation’s exposure to interest rate risk as at March 31, 2020 and 2019 is as follows:

Cash and cash equivalents	Short-term fixed interest rate
Short-term investments	Short-term fixed interest rate
Loans and borrowings	Fixed and variable interest rates

The risk that the Corporation will realize a loss as a result of the decline in the fair value of its short-term investments is limited because these short-term investments have short-term maturities and are generally held to maturity.

The capacity of the Corporation to reinvest the short-term amounts with equivalent returns will be impacted by variations in short-term fixed interest rates available in the market.

The fixed rate borrowings expose the Corporation to a fair value risk but not cash flow interest rate risk.

Based on currently outstanding loans and borrowings at variable rates, an assumed 0.5% interest rate increase during the year ended March 31, 2020 would have increased consolidated net loss by $6,167 with an equal opposite effect for an assumed 0.5% decrease.

(iv)	Liquidity risk:

Liquidity risk is the risk that the Corporation will not be able to meet its financial obligations as they fall due. The Corporation manages liquidity risk through the management of its capital structure and financial leverage, as outlined in note 22. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The Audit Committee and the Board of Directors review and approve the Corporation's operating budgets, and review certain material transactions outside the normal course of business.

The following are the contractual maturities of financial liabilities as at March 31, 2020 and 2019:

					March 31,
					2020
	Carrying	Contractual	Less than	1 to	More than
Required payments per year	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payables	$13,007,109	$13,007,109	$12,451,669	$555,440	$–
Loans and borrowings *	3,180,927	3,208,864	3,208,864	–	–
	$16,188,036	$16,215,973	$15,660,533	$555,440	$–

*	Includes interest payments to be made at the contractual rate.

					March 31,
					2019
	Carrying	Contractual	Less than	1 to	More than
Required payments per year	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payable	$9,374,576	$9,374,576	$8,519,239	$855,337	$–
Loans and borrowings *	3,466,501	3,577,595	3,577,595	–	–
	$12,841,077	$12,952,171	$12,096,834	$855,337	$–

*	Includes interest payments to be made at the contractual rate.